SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                           Form 8-K

                        CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)      August 7, 1998

                  ENEX  RESOURCES  CORPORATION
            (Exact name of registrant as specified in its charter)

          Delaware                 0-9378                 93-0747806
(State or other jurisdiction    (Commission             (IRS Employer
     of incorporation)          File Number)          Identification No.)

                  1221 Lamar, Suite 1020, Houston, Texas 77010
                    (Address of principal executive offices)

Registrant's telephone number, including area code      (713) 759-6808

  Three Kingwood Place, 800 Rockmead Drive, Suite 200, Kingwood, Texas 77339
         (Former name or former address, if changed since last report)


ITEM 5 -- OTHER EVENTS

Enex Resources Corporation ("Enex"), a majority-owned subsidiary of Middle Bay Oil Company, Inc. ("Middle Bay"), rescheduled its August 14, 1998 meeting of shareholders to August 20, 1998 at 10:00 a.m. central daylight time. The location of the meeting will remain at the principal offices of Enex, 1221 Lamar Street, Suite 1020, Houston, Texas 77010. At the meeting, the share-holders will be asked to approve the proposed merger between Enex and Middle Bay (the "Merger").

A registration statement filed with the Securities and Exchange Commission by Middle Bay and Enex relating to the Merger became effective on July 17, 1998 (the "Registration Statement"). The proxy statement/prospectus which is part of the Registration Statement was mailed to Enex shareholders on or about July 20, 1998. The meeting has been rescheduled to allow Enex shareholders additional time to review and respond to the information presented in the proxy statement/prospectus.


ITEM 7 -- FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION
         AND EXHIBITS

     (c)    Exhibits

            99.1 - Notice of Rescheduled Date for Special Meeting of
Stockholders

           99.2 - Press Release issued August 7, 1998


                                 SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Enex Resources Corporation
                                        (Registrant)


Date:  August 7, 1998                   By:     /s/  Stephen W. Herod
                                           Stephen W. Herod
                                           Vice President

                                  EXHIBIT 99.1

                          ENEX RESOURCES CORPORATION
                         1221 Lamar Street, Suite 1020
                              Houston, Texas 77010
                                 (713) 759-6808

                    NOTICE OF RESCHEDULED DATE FOR SPECIAL
                            MEETING OF STOCKHOLDERS

     Notice is hereby given that the special meeting of the stockholders (the "Special Meeting") of Enex Resources Corporation, a Delaware corporation ("Enex") originally scheduled for August 14, 1998 has been rescheduled. The new meeting date and time is August 20, 1998 at 10:00 a.m. Central Daylight Time. The meeting will be held at 1221 Lamar Street,
Suite 1020, Houston, Texas, 77010. The Special Meeting, for which notices and a prospectus/proxy statement were previously mailed to Enex shareholders on or about July 20, 1998, is being held for the purpose of considering and voting upon the following matters:

     1) A proposal to approve and adopt an Agreement and Plan of Merger dated as of June 17, 1998 (the "Merger Agreement") between Enex and Middle Bay Oil Company, Inc., an Alabama corporation ("Middle Bay"), pursuant to which, among other things, Enex will be merged with and into Middle Bay (the "Merger"), and each share (other than shares held by Middle Bay or shares as to which appraisal rights have been perfected and not withdrawn) of the common stock of Enex (the "Enex Common Stock") will be converted into the right to receive shares of common stock of Middle Bay in accordance with the Merger Agreement; and

     2) Such other business as may properly come before the Special Meeting and any postponements or adjournments thereof.

     The meeting has been rescheduled to allow Enex shareholders additional time to review and respond to the information presented in the prospectus/ proxy statement.

      Holders of record of Enex Common Stock at the close of business on June 30, 1998 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

      If the Merger Agreement proposed herein is approved by the holders of Enex Common Stock at the Special Meeting and the Merger is effected by Enex and Middle Bay, any stockholder of Enex who (i) delivers to Enex, before the taking of the vote on the approval of the Merger Agreement, written notice of his intent to demand payment for his shares if the Merger is effectuated, (ii) does not vote his shares in favor of the Merger and
(iii) otherwise complies with Section 262 of the Delaware General Corporation Law ("Delaware Law") has or may have the right to demand in writing from Middle Bay payment for such stockholder's shares and an appraisal of the value thereof. Middle Bay and any such stockholder shall in such case have the rights and duties and shall follow the procedure set forth in Section 262 of Delaware Law regarding appraisal rights.

     Please fill in the appropriate blanks, sign, date and return the proxy card you previously received, whether or not you plan to attend the Special Meeting. If you attend the meeting and wish to vote in person, you may do so by withdrawing your proxy prior to voting at the Special Meeting. Proxies may be revoked by (i) filing with the Secretary of Enex at or before the taking of the vote at the Special Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of Enex before the taking of the vote at the Special Meeting or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy).

                                   By Order of the Board of Directors


                                   John J. Bassett, President

                                  EXHIBIT 99.2

FOR IMMEDIATE RELEASE                         For further information contact:
                                              Steve W. Herod
                                              (713) 759-6808, Ext. 104


          Middle Bay Oil Company, Inc. and Enex Resources Corporation
             Reschedule Meeting for Shareholder Approval of Merger

Houston, Texas, August 7, 1998 . . . Middle Bay Oil Company, Inc. ("Middle Bay") (NASDAQ: MBOC) and its majority-owned subsidiary, Enex Resources Corporation ("Enex") (NASDAQ NMS: ENEX), announced today that the meeting of shareholders of Enex originally scheduled for August 14, 1998 in Houston to obtain shareholder approval of the merger of Enex into Middle Bay has been rescheduled for August 20, 1998. Middle Bay currently owns 79.2% of Enex common stock. Minority shareholders of Enex are being offered shares of Middle Bay common stock with an aggregate market value of $15.00 for each outstanding Enex share.

A registration statement filed with the Securities and Exchange Commission by Middle Bay and Enex relating to the merger became effective on July 17, 1998. The prospectus/proxy statement which is part of the registration statement was mailed to Enex shareholders on or about July 20, 1998. The meeting has been rescheduled to allow Enex shareholders additional time to review and respond to the information presented in the prospectus/ proxy statement.

Enex Resources Corporation is an independent oil and gas production and development company, headquartered in Kingwood, Texas, with operations primarily in Texas.

Middle Bay Oil Company, Inc. is an independent oil and gas exploration and production company, headquartered in Houston, Texas, with operations in the Gulf Coast and Mid-Continent regions.